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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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          Date of report (Date of earliest event reported): May 7, 2003


                           BETHLEHEM STEEL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


         1-1941                                          24-0526133
(Commission File Number)                    (I.R.S. Employer Identification No.)


           1170 EIGHTH AVENUE
         BETHLEHEM, PENNSYLVANIA                          18016-7699
(Address of Principal Executive Offices)                  (Zip Code)


                                  610-694-2424
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.      ACQUISITION OR DISPOSITION OF ASSETS

On May 12, 2003, the Registrant issued a press release announcing that on May 7, 2003 it completed the previously announced sale of substantially all of its assets to International Steel Group ("ISG") for a purchase price consisting of approximately $857 million in cash (approximately $737 million of which was paid at the closing and the remaining $120 million of which is payable within 75 days of closing), ISG Class B Common Stock having an expected value of $15 million (which is available to be distributed to general unsecured creditors) and the assumption of certain liabilities. The purchase price, valued by ISG at approximately $1.5 billion in the aggregate, was arrived at through arms-length negotiations. The press release, which is filed as Exhibit 99.1 to this Form 8-K and is hereby incorporated by reference, contains a more complete description of such event. Amendments to the agreement in respect of such sale were entered into as of April 22, 2003 and May 6, 2003, and are filed as Exhibits 10.1 and 10.2, respectively, to this Form 8-K.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

Exhibit No.         Description
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10.1                Amendment No. 1 to Asset Purchase Agreement, dated as of
                    April 22, 2003

10.2                Amendment No. 2 to Asset Purchase Agreement, dated as of May
                    6, 2003

99.1 Press Release, dated May 12, 2003, announcing the completion of the previously announced sale of substantially all of the Registrant's assets to International Steel Group








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                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 12, 2003
                                       BETHLEHEM STEEL CORPORATION

                                       By: /s/ L. A. Arnett
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                                           L. A. Arnett
                                           Vice President and Controller

























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                                  EXHIBIT INDEX


Exhibit No.         Description
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10.1                Amendment No. 1 to Asset Purchase Agreement, dated as of
                    April 22, 2003

10.2                Amendment No. 2 to Asset Purchase Agreement, dated as of May
                    6, 2003

99.1 Press Release, dated May 12, 2003, announcing the completion of the previously announced sale of substantially all of the Registrant's assets to International Steel Group























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